Exhibit 99.6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%

LTV :
Below 70	49,024,834	5%	94,379,725	9%	2,467,508	0%	394,876	0%
70.01 to 75	4,182,173	0%	50,826,060	5%	1,554,585	0%	191,839	0%
75.01 to 80	24,433,531	2%	404,225,155	41%	11,423,937	1%	1,328,329	0%
80.01 to 85	11,118,731	1%	67,167,683	7%	3,639,367	0%	1,921,914	0%
85.01 to 90	22,480,742	2%	187,604,462	19%	5,423,369	1%	1,494,590	0%
90.01 to 95	1,118,768	0%	18,142,239	2%	2,471,973	0%	0	0%
95.01 to 100	568,268	0%	30,351,615	3%	0	0%	0	0%
100.01 plus

FICO

below 549	5,649,350	1%	112,996,193	11%	2,468,075	0%	530,209	0%
550 to 574	8,413,733	1%	94,396,586	9%	864,806	0%	1,612,132	0%
575 to 599	13,451,502	1%	114,230,660	11%	2,574,622	0%	0	0%
600 to 624	21,622,716	2%	136,718,212	14%	4,941,576	0%	267,876	0%
625 to 649	18,618,426	2%	153,115,835	15%	3,420,027	0%	1,400,895	0%
650 to 674	16,095,146	2%	108,491,278	11%	6,248,103	1%	956,467	0%
675 to 699	12,832,982	1%	66,273,032	7%	3,897,475	0%	463,250	0%
700 plus	16,243,193	2%	66,475,144	7%	2,566,055	0%	100,719	0%

Property Type:

Single-Family Detached	89,086,432	9%	701,323,326	70%	20,428,716	2%	3,529,094	0%
Single family Attached
PUD
Low-Rise Condo.	4,276,145	0%	50,040,715	5%	1,711,938	0%	128,000	0%
High-Rise Condo.
3-4 Family Det.	19,564,471	2%	101,233,024	10%	4,687,629	0%	1,674,454	0%
Manufactured House	0	0%	99,873	0%	152,456	0%	0	0%

Purpose:

Purchase	36,765,961	4%	406,979,469	41%	11,892,855	1%	522,711	0%
Refinance rate/term	2,019,554	0%	9,928,552	1%	725,172	0%	0	0%
Cash Out Refi (COF) Below 70 LTV	22,996,946	4%	85,409,433	16%	2,467,508	0%	255,000	0%
COF with LTV 70.01 to 75	3,957,173	1%	43,711,030	8%	1,279,813	0%	191,839	0%
COF with LTV 75.01 to 80	18,491,984	3%	145,866,740	28%	2,483,000	0%	945,494	0%
COF with LTV 80.01 to 85	10,183,581	2%	48,407,249	9%	3,163,674	1%	1,921,914	0%
COF with LTV ‘85.01 to 90	16,824,814	3%	86,642,277	16%	2,837,744	1%	1,494,590	0%
COF with LTV ‘90.01 to 95	1,118,768	0%	10,906,636	2%	2,130,973	0%	0	0%
COF with LTV 95.01 to 100	568,268	0%	14,845,552	3%	0	0%	0	0%
COF with LTV 100.01 plus

Occupancy Status:

Owner Occupied	107,769,840	11%	778,689,915	78%	25,832,414	3%	4,954,008	0%
2nd Home	1,004,818	0%	13,193,026	1%	589,500	0%	191,839	0%
Investment	4,152,390	0%	60,813,999	6%	558,826	0%	185,700	0%

Loan Balance

Below 50,000	10,686,812	1%	399,639	0%	0	0%	0	0%
50,000.01 to 100,000	19,631,016	2%	31,948,842	3%	445,568	0%	266,790	0%
100,000.01 to 150,000	13,047,959	1%	89,156,698	9%	1,741,956	0%	752,444	0%
150,000.01 to 200,000	11,967,933	1%	111,488,181	11%	3,428,658	0%	346,107	0%
200,000.01 to 400,000	35,984,806	4%	362,473,103	36%	11,534,874	1%	2,886,458	0%
400,000.01 to 500,000	9,787,648	1%	121,443,093	12%	5,278,518	1%	463,250	0%
500,000.01 to 600,000	4,540,530	0%	60,109,871	6%	3,319,166	0%	0	0%
600,000.01 to 1,000,000	7,280,344	1%	75,677,512	8%	1,232,000	0%	616,500	0%
1,000,000.01 and above

Loan Term

>30 Years
30 Years	106,466,425	11%	851,714,916	85%	26,980,739	3%	5,331,548	1%
20 Years	2,098,378	0%	0	0%	0	0%	0	0%
15 Years	2,600,783	0%	0	0%	0	0%	0	0%

Documentation Type

Full Documentation	75,324,388	8%	513,653,180	51%	20,821,225	2%	2,864,867	0%
Limited Documentation	4,811,925	0%	23,607,222	2%	259,200	0%	419,090	0%
Stated Docs with LTV below 70	18,146,346	5%	48,740,563	14%	662,000	0%	394,876	0%
Stated Docs with LTV 70.01 to 75	1,657,277	0%	24,519,078	7%	350,750	0%	0	0%
Stated Docs with LTV 75.01 to 80	7,969,023	2%	190,233,003	53%	3,477,764	1%	605,216	0%
Stated Docs with LTV 80.01 to 85	1,921,047	1%	8,449,611	2%	0	0%	287,000	0%
Stated Docs with LTV 85.01 to 90	2,645,791	1%	25,258,868	7%	1,409,800	0%	760,500	0%
Stated Docs with LTV 90.01 to 95	451,250	0%	4,828,969	1%	0	0%	0	0%
Stated Docs with LTV 95.01 to 100	0	0%	13,406,445	4%	0	0%	0	0%
Stated Docs with LTV above 100.01

Lien Status

1st Lien	80,936,967	8%	852,696,939	85%	26,980,739	3%	5,331,548	1%
Second Liens with LTV below 85	31,990,081	1	0	0	0	0	0	0
Second Liens with LTV 85.01 to 90
Second Liens with LTV 90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01

Interest Only

% of Mortgage Type	0	0%	245,500,652	95%	12,639,379	5%	0	0%
Ave. FICO	NA		642.901		657.84		NA
Ave. LTV	NA		81.94		81.81		NA
% Stated Docs	0	0	60466302	0.23	1204200	0	0	0
% Full Docs	0	0%	180,208,123	70%	11,175,979	4%	0	0%

MH Stratification:

Total Balance	252,329.29
% Pool Balance	0.03
Ave. FICO	594.898
Ave. LTV	83.02
% Full Docs	100

Silent Seconds Stratification:

Total Balance	415,553,161.12
% Pool Balance	41.64
Ave. FICO	639.658
Ave. LTV	98.27
% Full Docs	65.053

2nd Lien Stratification:

Total Balance	31,990,081.03
% Pool Balance	3.21
Ave. FICO	647.34
% Full Docs	64.883

LTV Above 90 Stratification:

Total Balance	52,652,862.77
% Pool Balance	5.28
Ave. FICO	654.878
Ave. LTV	97.84
% Full Docs	56.701